NATIONS SEPARATE ACCOUNT TRUST
NATIONS INTERNATIONAL VALUE PORTFOLIO
Supplement dated September 2, 2005
to Prospectuses dated May 1, 2005
     A supplement was previously filed on June 7, 2005, indicating that, at a meeting held on March 21, 2005, the Board of Trustees of Nations Separate Account Trust approved a Plan of Liquidation and Termination (the “Plan”) for Nations International Value Portfolio (the “Portfolio”) and, at that time, it was anticipated that the Portfolio would liquidate on or about September 9, 2005. The prospectuses for the Portfolio are now hereby supplemented to identify that the liquidation is currently anticipated to occur on or about December 9, 2005. The Portfolio is an underlying investment vehicle for certain variable annuity and/or variable life insurance separate accounts issued by participating insurance companies (each a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). As soon as practicable after the liquidation date, any interestholders that hold interests on the liquidation date will receive their proportionate interest in the Portfolio’s net assets. The owner of an annuity contract or insurance policy that formerly invested in the Portfolio should check with their Participating Insurance Company to determine whether their assets will be transferred into another specified fund designated by the Participating Insurance Company after the Portfolio distributes its net assets.